Exhibit 31.2
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                                  CERTIFICATION

I, William G. Henry, Vice President, Finance and Administration and Chief Financial Officer of General DataComm Industries, Inc. (the Company) certify that:

1.   I have reviewed this Report on Form 10-K/A (the "Report") of the Company.

2. Based on my knowledge, this Report does not contain any untrue statement of a material fact or omit to state of material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this Report.

                                       /s/ WILLIAM G. HENRY
                                       -----------------------------------------
Date:  January 28, 2004                William G. Henry
                                       Vice President, Finance and
                                       Administration and Chief
                                       Financial Officer



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